AEGIS HIGH YIELD FUND
a series of The Aegis Funds

Supplement dated August 12, 2010 to the
Prospectus dated April 30, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following disclosure replaces the “Shareholder Fees” table under the heading, “Fees and Expenses of the Fund,” in the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee Paid to the Aegis High Yield Fund (as a percentage of amount redeemed within 180 days of purchase, if applicable)	2.00%

The following disclosure is added to the “How to Redeem Shares” section in the Prospectus:

Redemption Fee

To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds.  If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase.  The 180-day period begins on the purchase date and ends 180 days from that date.  A redemption fee will not be imposed in connection with any redemption of Fund shares purchased prior to September 1, 2010.

This redemption fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party.  The redemption fee applies to redemptions from the Fund and exchanges from the Fund into another fund advised by the Adviser.  The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For this purpose, shares of the Fund will be treated as redeemed as follows: first, reinvested shares; second, on a first-in, first-out (FIFO) basis.  The Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The redemption fee is not imposed in connection with the following:

•	redemption of shares associated with periodic distributions from retirement accounts (including IRAs and retirement plans);
•	redemption of shares acquired through reinvestments of dividends or capital gain distributions;
•	redemption of shares in certain hardship situations, such as death or disability of the shareholder;
•	redemption of shares to return an excess contribution to a retirement account; and
•	redemption of shares in connection with qualified default investment alternatives.

The Fund reserves the right to waive the redemption fee in other circumstances if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The following disclosure replaces the “Frequent Purchases and Redemptions of Fund Shares” section under the heading, “How to Exchange Shares,” in the Prospectus:

Redemption Fee and Frequent Trading. Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks for other shareholders of the Fund. These risks may include, among others, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs.
The Fund is intended for long-term investment.  The Fund discourages frequent purchases and redemptions of Fund shares that are counter to the interests of all the Fund’s shareholders.  The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund’s shareholders.  The Fund has no side arrangements with any party permitting frequent purchases and redemptions of Fund shares.  The Fund reserves the right to reject or limit purchases or exchanges or to close or otherwise restrict shareholder accounts for any reason including a history of frequent purchases and redemptions of Fund shares.

Redemption Fee

To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds.  If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase.  The 180-day period begins on the purchase date and ends 180 days from that date.  A redemption fee will not be imposed in connection with any redemption of Fund shares purchased prior to September 1, 2010.   Additional information about the redemption fee is provided above under the heading “Redemption Fee” in “How to Redeem Shares.”

Policies Addressing Frequent Trading in Fund Shares

In addition to the redemption fee, the Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies and procedures take into account the historic volatility of the Fund’s NAV, the Fund’s investment of at least a portion of its assets in liquid securities, and the Fund’s limitations on exchange privileges.  The Board may amend the policies and procedures without prior notice to shareholders.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Fund’s policies and procedures with respect to frequent purchases and redemptions of Fund shares.  These transactions include, but are not limited to, reinvestment of distributions, automatic investment or withdrawal plans, transactions initiated by a plan sponsor, and certain transfers of shares.

In consultation with the Fund’s Chief Compliance Officer, the Fund monitors shareholder accounts, including omnibus accounts, on a systematic basis by employing parameters to observe the intervals between and size of a shareholder’s purchases and redemptions.  Though the monitoring methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund will consider imposition of shareholder account restrictions when frequent shareholder transactions are made that may be judged to be counter to the interests of all the Fund’s shareholders.  The Fund may take action to impose account restrictions even if historically applied parameters are not met.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, such as brokers.  These arrangements often permit the financial intermediary to aggregate their clients’ transactions and ownership positions.  In these circumstances, the identity of the shareholders is not known to the Fund.  With respect to the omnibus accounts, the Fund will rely on reports provided by the financial intermediary.  In addition, the Fund has entered into agreements with the intermediaries that will require an intermediary to provide the Fund with information, upon the Fund’s request, about shareholders’ identities and their transactions in Fund shares.  These agreements also require a financial intermediary to execute instructions from the Fund to restrict or prohibit further purchases or exchanges of Fund shares by any shareholder identified by the Fund.  The Fund may accept undertakings from intermediaries to enforce frequent trading policy limitations on behalf of the Fund.  There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect frequent purchases and sales in omnibus accounts.

While the Fund will systematically seek to take actions (directly and with the assistance of financial intermediaries) that will detect and monitor frequent purchases and sales, the Fund does not represent that all or any such trading activity will necessarily be restricted or minimized.  Transactions placed in violation of the Fund’s policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

       THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.